UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2013

OPTIMER PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

001-33291	33-0830300
(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street, Suite 3501, Jersey City, NJ 07302

(Address of principal executive offices, including zip code)

(201) 333-8819

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

The information set forth under Item 8.01 below is hereby incorporated herein by reference.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 8.01 below is hereby incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 and Item 8.01 below is hereby incorporated herein by reference.

Item 5.01  Changes in Control of Registrant.

The information set forth under Item 8.01 below is hereby incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement (as defined in Item 8.01), upon the consummation of the Merger (as defined in Item 8.01), the directors of PDRS Corporation (“Merger Sub”), Robert J. Perez, Thomas J. DesRosier and Michael Tomsicek, became the directors of Optimer Pharmaceuticals, Inc. (the “Company”) effective October 24, 2013. Individual appointments to the various committees of the board of directors of the Company (the “Board”) have not been determined as of the date hereof. Each director is to serve until his successor is duly elected and qualified or until his earlier death, resignation or removal. In connection therewith, each of Mark Auerbach, Joseph Y. Chang, Ph.D., Stephen L. Newman, M.D., Anthony E. Altig, Michael N. Chang, Ph.D., Robert L. Zerbe, M.D., Peter E. Grebow, Ph.D. and Henry A. McKinnell, Ph.D. ceased their service as members of the Board and on all committees of the Board on which such directors served.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 24, 2013, in connection with the Merger (as defined in Item 8.01), the Company amended its Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws in their entirety. The Ninth Amended and Restated Certificate of Incorporation of the Company and the Second Amended and Restated Bylaws of the Company are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference herein.

Item 8.01  Other Events.

Effective October 24, 2013, pursuant to the Agreement and Plan of Merger, dated as of July 30, 2013 (the “Merger Agreement”), among the Company, Cubist Pharmaceuticals, Inc. (“Parent”) and Merger Sub, Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”).

Upon completion of the Merger, each share of common stock of the Company, par value $0.001 per share, issued and outstanding immediately prior to the completion of the Merger, other than: (i) shares owned by Parent, Merger Sub or any direct or indirect wholly owned subsidiaries of Parent (including any shares of preferred stock of the Company, par value $0.001 per share); (ii) shares owned by the Company and not held on behalf of third parties; and (iii) shares held by the Company’s stockholders who have properly exercised appraisal rights with respect to such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware, was converted into the right to receive: (i) $10.75 in cash, without interest, less any applicable withholding taxes; and (ii) one contingent value right issued by Parent in accordance with the Contingent Value Rights Agreement, dated as of October 24, 2013, between Parent and American Stock Transfer & Trust Company, LLC.

Trading in shares of common stock of the Company on The NASDAQ Global Select Market (“Nasdaq”) has been suspended. Additionally, immediately prior to the Merger, the Stockholder Protection Rights Agreement, dated as of February 26, 2013 (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, as well as the rights issued pursuant thereto (the “Rights”), expired in accordance with the terms of the Rights Agreement. As a consequence of the Merger, a Form 25 has been filed today, October 24, 2013, with the Securities and Exchange Commission to request the removal of the common stock of the Company and the Rights from listing on Nasdaq and from registration under Section 12(b) of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Exhibit
3.1	Ninth Amended and Restated Certificate of Incorporation.
3.2	Second Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

	By:	/s/ Stephen W. Webster
Date: October 24, 2013		Stephen W. Webster
Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Ninth Amended and Restated Certificate of Incorporation.
3.2	Second Amended and Restated Bylaws.